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                                                                    EXHIBIT 99.2



                                ESCROW AGREEMENT

         This Escrow Agreement ("Agreement"), dated as of December 1, 1999, is entered into by and among Alloy Online, Inc., a Delaware corporation ("Alloy"), Alloy Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Alloy ("Buyer"), Celebrity Sightings, LLC, a Delaware limited liability company (the "Company"), and State Street Bank and Trust Company, in its capacity as Escrow Agent hereunder (the "Escrow Agent", which term shall also include any successor escrow agent appointed in accordance with Section 8(d) hereof).

         Reference is made to the Asset Purchase Agreement of even date herewith by and among Alloy, Buyer and the Company (the "Asset Purchase Agreement"), pursuant to which Buyer has agreed to purchase, and the Company has agreed to sell, substantially all of the assets of the Company for a consideration of $1,214,000 in cash and shares of Alloy common stock, $0.01 par value per share ("Alloy Common Stock"), with a Market Value (as defined in the Asset Purchase Agreement) of $3,386,000 (the "Stock Consideration").

         This Agreement is designed to implement provisions of the Asset Purchase Agreement pursuant to which Alloy is to deposit with Escrow Agent, on behalf of the Company, 20,061 shares of Alloy Common Stock equal to 10% of the total Stock Consideration (the "Escrow Shares"), as security for satisfaction of the indemnification obligations of the Company pursuant to Article IX of the Asset Purchase Agreement.

         NOW, THEREFORE, in consideration of the premises and the representations and warranties and agreements contained herein, the parties hereto agree as follows:

         1. APPOINTMENT OF ESCROW AGENT; ESCROW ACCOUNT. The Escrow Agent is hereby appointed to act as escrow agent hereunder and the Escrow Agent agrees to act as such.

         2. ESCROW FUND AND ESCROW ACCOUNT.

         (a) In accordance with Section 2.04(a) of the Asset Purchase Agreement, Alloy shall deliver to the Escrow Agent a certificate or certificates registered in the name of the Company representing the Escrow Shares, and the Company shall deliver to the Escrow Agent ten (10) stock powers executed in blank by the Company. In any event, the Escrow Agent shall hold such certificate or certificates in escrow for the benefit of (i) Buyer and Alloy, and their respective directors, officers, employees, agents, affiliates and assigns (collectively, the "Buyer Indemnified Persons") and (ii) the Company, all pursuant to the provisions of this Agreement. The shares of Alloy Common Stock to be delivered to the Escrow Agent pursuant to this Section 2(a), together with all cash dividends, stock dividends or stock distributions or any securities of Alloy or any other person issued in respect thereof (including, without limitation, any shares issued pursuant to any stock dividend, stock split, reverse stock split, combination or reclassification thereof) shall become part of, and are hereinafter referred to collectively as, the "Escrow Fund." The


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Escrow Agent shall have no responsibility for the genuineness, validity, market value, title or sufficiency for any intended purpose of the Escrow Shares to be delivered to it under this Agreement. The Escrow Agent shall have no responsibility to invest any cash dividends or other amounts received with respect to the Escrow Shares and held in the Escrow Fund.

         (b) The Escrow Agent shall establish a segregated account (the "Escrow Account") at its office located at its address set forth on SCHEDULE I in which to hold the Escrow Fund.

         3. RIGHTS TO THE ESCROW FUND. The Escrow Fund shall be for the exclusive benefit of the Buyer Indemnified Persons and their respective successors and assigns, as provided herein and in the Asset Purchase Agreement, and no other person or entity shall have any right, title or interest therein other than the Company's residual ownership interests in the property constituting the Escrow Fund. Alloy, Buyer and the Company acknowledge and agree that the Company currently contemplates dissolving and distributing its assets to its members prior to the expiration of the term of this Agreement. The Company has informed Alloy and the Buyer that, in such event, the Company's residual ownership interests in the property constituting the Escrow Fund is to be assigned to RHL Marketing Corporation, the managing member of the Company ("RHL"). Upon such assignment, the Company shall deliver notice thereof to Alloy, Buyer and the Escrow Agent, and RHL shall thereupon succeed to all of the Company's rights, duties and obligations hereunder. Neither Alloy, Buyer or the Escrow Agent shall have any duty to inquire into the bona fides of any such notice of assignment and shall, upon receipt thereof, be entitled to treat RHL as if it were the sole owner of residual ownership interests in the property constituting the Escrow Fund, and the Company and RHL shall indemnify and hold Alloy, Buyer and the Escrow Agent harmless from and against loss, liability, damage, cost and expense of any nature either or all of them may incur in connection therewith.

         4. DISTRIBUTION OF THE ESCROW FUND. The Escrow Agent shall continue to hold the Escrow Fund in its possession until authorized hereunder to make distributions from the Escrow Fund. The Escrow Agent shall distribute the Escrow Fund as follows:

         (a) If any Buyer Indemnified Person (the "Claiming Person") timely asserts a right of indemnity against the Company under Article IX of the Asset Purchase Agreement, Buyer shall execute and deliver to the Escrow Agent (with a copy being sent simultaneously to the Company) a written notice to such effect (a "Notice of Claim;" and the right of indemnity asserted in a Notice of Claim being hereinafter referred to as a "Claim") and instruct the Escrow Agent to deliver that portion of the Escrow Fund the Fair Market Value (as defined in Section 5 hereof) of which shall equal the amount of the Claim (or, if the amount of the Claim shall be greater than the Fair Market Value of the Escrow Fund, the balance of the Escrow Fund) to such Claiming Person and the following shall apply:

                  (i) in order to be effective hereunder, a Notice of Claim delivered to the Escrow Agent pursuant to this
                           Section 4(a) shall (A) set forth the name of the Claiming Person, the nature and details of such Claim, and the amount thereof (or if not ascertainable, a reasonable estimate of the maximum amount thereof) and (b) be delivered to Escrow Agent on or prior to the


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                           Escrow Agent's close of business on the date that is
                           the six month anniversary date hereof (or the next succeeding business day, if Escrow Agent is not open for business on such date); and

                  (ii) if within 30 days after the Escrow Agent's receipt of any Notice of Claim pursuant to this Section 4(a) the Escrow Agent has not received a notification from the Company that the Claim, or the amount thereof, is disputed, the Escrow Agent shall, within 5 days after the expiration of such 30-day period, deliver to the Claiming Person that portion of the Escrow Fund the Fair Market Value of which shall equal the amount of the Claim as set forth in such Notice of Claim (or, if the amount of the Claim shall be greater than the Fair Market Value of the entire Escrow Fund as of such date, the balance of the Escrow Fund) (the date of any such delivery being referred to herein as a "RELEASE DATE"). If the Company does so notify the Escrow Agent in writing of such a dispute (a copy of such notice being simultaneously sent to Buyer), the Escrow Agent shall not be authorized to deliver such disputed amount to such Claiming Person until 5 days after such dispute has been settled as provided in
                           Section 12 below, but shall deliver to the Claiming Person that portion of the Escrow Fund as represents the undisputed amount of the Claim, if any.

         (b) Anything contained herein to the contrary notwithstanding, if the Escrow Agent is authorized, at any time pursuant to strict compliance with
Section 4(a) and Section 12 hereof, to deliver all or any portion of the Escrow Fund to a Claiming Person with respect to a Claim or Claims, then (i) such delivery shall be made regardless of the Escrow Agent's prior or subsequent receipt of any Notice of Claim or subsequent receipt of any Notice of Dispute with respect to any other Claim or Claims and (ii) the Escrow Agent shall (A) deliver to Alloy's transfer agent (who shall be identified to the Escrow Agent in writing by Alloy) a certificate or certificates registered in the name of the Escrow Agent or its nominee representing at least such number of Escrow Shares, the Fair Market Value of which equals the undisputed amount of the Claim, together with a completed stock power or powers and instructions transferring to such Claiming Person that number of shares of the Escrow Shares being delivered to such Claiming Person and (B) instruct such transfer agent to issue and deliver to the Escrow Agent for retention hereunder as part of the Escrow Fund a new certificate or certificates in the name of the Escrow Agent as escrow agent hereunder (or in the name of its nominee or, if originally in the name of the Company, the Company) representing the remaining balance of the portion of Escrow Shares so delivered to the Escrow Agent. Buyer, Alloy and the Company shall take all such actions and execute and deliver all such documents as are necessary to effectuate the intent and purpose of this Section 4(b).

         (c) Subject to Section 4(a) hereof, promptly, and in any event within ten (10) days, following the six month anniversary of the Closing Date, the Escrow Agent shall distribute to the Company the entire then remaining balance, if any, of the Escrow Fund, that is in excess of the aggregate amounts specified in all Notices of Claim which, on or prior to such date, have been delivered to the Escrow Agent and the Company but which have not been paid to Buyer or


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otherwise discharged or withheld pursuant to this Section 4. Any portion of the
Escrow Fund which shall continue to be held by the Escrow Agent pursuant to the preceding sentence shall be so held until such time as all disputed Claims hereunder have been settled or resolved and notice of such settlement or resolution setting forth the amounts to be paid to Buyer Indemnified Parties, on the one hand, and the Company, on the other hand, has been delivered to the Escrow Agent in accordance with the terms hereof.

         5. VALUATION. For all purposes of this Agreement, the "Fair Market Value" of any property (other than cash and shares of Alloy Common Stock) contained in the Escrow Fund as of any date shall be the fair market value of such property as of such date as determined by the Board of Directors of Buyer in the good faith exercise of its reasonable business judgment, and consented to by the Company in the good faith exercise of its reasonable business judgment, which determination and consent, as applicable, shall be evidenced by a certificate executed by the Secretary of Buyer and managing member of the Company and delivered to the Escrow Agent, and the "Fair Market Value" per share of Alloy Common Stock shall be, as of any date, the average closing price for the Alloy Common Stock as quoted on the NASDAQ National Market System and as reported in the Eastern Edition of THE WALL STREET JOURNAL for the fifteen trading days ending on the second trading day prior to such date, as determined by Alloy and consented to by the Company.

         6. COMPANY RIGHTS. (a) Except as expressly provided otherwise herein, the Company shall at all times retain and have the full and absolute right to exercise all rights and indicia of ownership with respect to the Escrow Shares, including, without limitation, voting and consensual rights; PROVIDED, HOWEVER, that the Company shall have no right to transfer, pledge or encumber or otherwise dispose of in any manner whatsoever any Escrow Shares that are held in the Escrow Fund. The Escrow Agent shall vote all Escrow Shares then held in the Escrow Fund in the manner instructed by the Company in writing. The Escrow Shares shall be treated as having been actually issued and transferred to the Company at the time of the closing of the transactions contemplated by the Asset Purchase Agreement. In accordance with Section 2(a), all dividends or distributions or proceeds in stock or other property issued in respect of the Escrow Shares shall be deposited into the Escrow Account and become part of the Escrow Fund. Any such dividends or distributions or proceeds deposited into the Escrow Fund shall be attributed to the Company as of the date of their issuance. If any such shares of Alloy Common Stock are transferred to a Claiming Person strictly in accordance with the provisions of Section 4 hereof in satisfaction of a Claim or Claims, all rights and indicia of ownership with respect to such shares shall thereupon reside with such Claiming Person or any subsequent holder thereof.

         (b) Anything contained herein to the contrary notwithstanding, Escrow Shares shall not be registrable pursuant to the Securities Act of 1933, as amended, so long as they are held in the Escrow Fund and the Escrow Agent shall not release such Escrow Shares from the Escrow Account, except pursuant to
Section 4 hereof, or take any other actions to register such Escrow Shares.

         (c) The Escrow Agent shall be under no duty to preserve, protect or exercise rights in the Escrow Shares, and shall be responsible only for reasonable measures to maintain the


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physical safekeeping thereof, and otherwise to perform such duties on its part as are expressly set forth in this Agreement, except that it will, at the written request of the Company given to the Escrow Agent at least three business days prior to the date on which the Escrow Agent is requested therein to take any action, deliver to the Company a proxy or other instrument in the form supplied to it by the Company for voting or otherwise exercising any right of consent with respect to any of the Escrow Shares held by it hereunder. The Escrow Agent will not be responsible for authenticating the right of the Company to exercise voting or consent-giving authority in respect of Escrow Shares held by it hereunder. The Escrow Agent shall, upon receiving instructions from the Company, be responsible for forwarding to or notifying any party or taking any other action with respect to any notice, solicitation or other document or information, written or oral, received by the Escrow Agent from an issuer or other person with respect to Escrow Shares held by the Escrow Agent hereunder, including, without limitation, any proxy material, tenders, options, the pendency of calls and maturities and the expiration of rights.

         7. TERMINATION. This Agreement may be terminated at any time by and upon the receipt by the Escrow Agent of 10 days' prior written notice of termination executed by Buyer and the Company directing the distribution of all property then held by the Escrow Agent under and pursuant to the distribution provisions of Section 4(c) of this Agreement and such termination notice. This Agreement shall automatically terminate if and when all Escrow Shares and other property in the Escrow Account shall have been distributed by the Escrow Agent in accordance with the terms of this Agreement.

         8. CONCERNING THE ESCROW AGENT.

         (a) Each party acknowledges and agrees that the Escrow Agent (i) shall not be responsible for any of the agreements referred to or described herein (including without limitation the Asset Purchase Agreement), or for determining or compelling compliance therewith, and shall not otherwise be bound thereby,
(ii) shall be obligated only for the performance of such duties as are expressly and specifically set forth in this Agreement on its part to be performed, each of which are ministerial (and shall not be construed to be fiduciary) in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Escrow Agent, (iii) shall not be obligated to take any legal or other action hereunder that might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification, (iv) may rely on and shall be protected in acting (or, if so requested, refraining from acting) upon and in accordance with any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof, and (v) may consult counsel satisfactory to it, including in-house counsel, and the opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or advice of such counsel.


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         (b) The Escrow Agent shall not be liable to anyone for any action taken or omitted to be taken by it hereunder except in the case of the Escrow Agent's gross negligence or willful misconduct in breach of the terms of this Agreement. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Escrow Agent has been informed of the likelihood of such loss or damage and regardless of the form of action.

         (c) The Escrow Agent shall have no more or less responsibility or liability on account of any action or omission of any book-entry depository or securities intermediary employed by the Escrow Agent than any such book-entry depository or securities intermediary has to the Escrow Agent, except to the extent that such action or omission of any book-entry depository or securities intermediary was caused by the Escrow Agent's own gross negligence, bad faith or willful misconduct in breach of this Agreement.

         (d) The Escrow Agent may resign and be discharged from its duties hereunder at any time by giving at least 30 days' prior written notice of such resignation to Buyer and the Company specifying a date upon which such resignation shall take effect; PROVIDED, HOWEVER, that the Escrow Agent shall continue to serve until its successor accepts the Escrow Fund. Upon receipt of such notice, a successor escrow agent shall be appointed by Buyer and the Company, such successor escrow agent to become the Escrow Agent hereunder on the resignation date specified in such notice. If a written instrument of acceptance by a successor escrow agent shall not have been delivered to the Escrow Agent within 40 days after the giving of such notice of resignation, the resigning Escrow Agent may at the expense of Buyer petition any court of competent jurisdiction for the appointment of a successor escrow agent. Buyer and the Company acting jointly, may at any time substitute a new escrow agent by giving 10 days' prior written notice thereof to the Escrow Agent then acting and by Buyers' paying all fees and expenses of such Escrow Agent accrued as of such date.

         9. INDEMNIFICATION. Without determining or limiting any rights as between the Company and Buyer, each of the Company, Buyer and Alloy covenants and agrees, jointly and severally, to indemnify the Escrow Agent (and its directors, officers and employees) and hold it (and such directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to reasonable attorney's fees and other costs and expenses of defending or preparing to defend against any claim of liability unless and except to the extent such loss, liability, damage, cost and expense shall be caused by the Escrow Agent's gross negligence, bad faith, or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

         10. FEES OF ESCROW AGENT. Alloy agrees (i) to pay or reimburse the Escrow Agent for its reasonable attorneys' fees and expenses incurred in connection with the preparation of this Agreement and (ii) to pay the Escrow Agent's compensation for its normal services hereunder in accordance with the attached Schedule II, which may be subject to change hereafter, provided that such changes are consistent with changes to fees generally charged to similar escrow


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accounts maintained by the Escrow Agent. Each of Buyer, Alloy and the Company
(sometimes referred to collectively herein as the "Interested Parties") agree, jointly and severally, to reimburse the Escrow Agent on demand for all costs and expenses incurred in connection with the administration of this Agreement or the escrow created hereby or the performance or observance of its duties hereunder which are in excess of its compensation for normal services, including without limitation, payment of any reasonable legal fees and expenses incurred by the Escrow Agent in connection with the resolution of any Claim made by a party to this Agreement. Without altering or limiting the joint and several liability of the Interested Parties under this paragraph and under paragraph 9 of this Agreement, Buyer, Alloy and the Company agree, as among themselves, that Buyer shall pay the Escrow Agent's fees for its normal services, and that the Buyer on the one hand, and the Company on the other, shall each pay one-half of all costs and expenses incurred by the Escrow Agent. The Escrow Agent shall periodically bill Buyer and the Company for such out of pocket fees and expenses. The Escrow Fund shall not be available to, and shall not be used by, the Escrow Agent to set off any obligations of any party hereto owing the Escrow Agent in any capacity.

         11. TAX INDEMNIFICATION.

         (a) Without determining or limiting any rights as between the Company and Buyer, each of Buyer, Alloy and the Company agree, severally, and not jointly, (i) to assume any and all obligations now or hereafter arising under any applicable tax law with respect to any payment or distribution of the Escrow Funds to, or performance of other activities under this Agreement by, such party, (ii) to instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments or other governmental charges, and to instruct the Escrow Agent with respect to any certifications and governmental reporting that may be required under any laws or regulations that may be applicable in connection with its action as Escrow Agent under this Agreement, and (iii) to indemnify and hold the Escrow Agent harmless from any liability or obligation on account of taxes, assessments, additions for late payment, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Escrow Agent in connection with or relating to any payment made or other activities performed under the terms of this Agreement, including without limitation any liability for the withholding or deduction of (or the failure to withhold or deduct) the same, and any liability for failure to obtain proper certifications or to report properly to governmental authorities in connection with this Agreement, including costs and expenses (including reasonable legal fees and expenses), interest and penalties, to the extent that it relates to such individual party. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation or the removal of the Escrow Agent.

         (b) Buyer, Seller and the Company agree that all earnings, if any, with respect to the Escrow Fund will be reported by the Escrow Agent as earnings of the Company whether or not distributed. Buyer, Seller and the Company agree that promptly after the date hereof, they will each provide the Escrow Agent with a completed IRS Form W-9 (W-8 in the case of non-US persons) certifying thereon their employer identification numbers. Buyer, Seller and the Company acknowledge that withholding of a portion of the earnings on the Escrow Fund may be


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required for federal income tax purposes in the event any party fails to certify such party's employer identification number to the Escrow Agent.

         12. DISPUTES. If any dispute should arise with respect to the payment or ownership or right of possession of the Escrow Fund, or the duties of the Escrow Agent hereunder or should any claim be made upon the Escrow Agent or the Escrow Fund by any third party, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, all or any part of the Escrow Fund in dispute until such dispute shall have been settled either by mutual agreement of Buyer and the Company (evidenced by appropriate instructions in writing to the Escrow Agent signed by Buyer and the Company) or by the final order, decree or judgment of a court of competent jurisdiction or arbitrabal panel, with respect to any arbitrated disputes, in the United States of America (the time for appeal having expired with no appeal having been taken) in a proceeding to which Buyer and the Company are parties, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.

         13. MISCELLANEOUS.

         (a) All notices or other communications which are required or permitted hereunder shall be in writing and shall be deemed given (i) when received by the addressee if delivered personally or sent by nationally-recognized overnight courier (ii) when received by the addressee if sent by registered or certified mail, return receipt requested and postage prepaid, or (iii) when sent by telecopier, provided that a confirmation copy thereof is sent the same day by postage prepaid U.S. mail. Notices shall be sent to the addresses given below for the parties, or to such other address for any party notice of which, complying with these requirements, is given by that party to all others.



                    (i)      if to the Company then to:

                             Celebrity Sightings, LLC
                             4134 Del Rey Avenue
                             Marina Del Rey, CA 90292
                             Attn:   Robert Landes
                             Tel:    (310) 754-3879
                             Fax:    (310) 754-4009

                             with a copy to:

                             Pillsbury Madison & Sutro LLP
                             235 Montgomery Street
                             San Francisco, CA  94104
                             Attn: Kelly Kightlinger, Esquire
                             Tel:    (415) 983-1824
                             Fax:    (415) 983-1200


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                    and:

                             RHL Marketing Corporation
                             732 via de la Paz
                             Pacific Palisades, CA  90272

                    (ii)     if to Buyer, to:

                             Alloy Online, Inc.
                             115 W. 30th Street
                             New York, NY  1001
                             Attn: Matthew C. Diamond, President
                             Tel: (212) 244-4307
                             Fax: (212) 244-4311

                             with copies to:

                             Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center
                             Boston, MA 02111
                             Attn: Joe Curtin, Esquire
                             Fax: (617) 542-2241; and

                    (iii)    if to the Escrow Agent, to:

                             If by courier:

                             State Street Bank and Trust Company
                             Global Investor Services Group - Corporate Trust 2 Avenue de Lafayette - 6th Floor
                             Boston, MA 02111-1724
                             Attn: Lynn Palmiter
                             Fax: (617) 662-1785

                             or, if by mail:

                             State Street Bank and Trust Company
                             Global Investor Services Group - Corporate Trust P.O. Box 778
                             Boston, MA  02102-0778
                             Attn:  Lynn Palmiter
                             Fax: (617) 662-1785

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith.


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         (b) COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         (c) GOVERNING LAW. This Agreement will be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to any choice of law or conflicting provision or rule (whether of the State of New York, or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of New York to be applied.

         (d) WIRING INSTRUCTIONS. All funds, if any, to be paid to or by the Escrow Agent shall be sent by wire transfer in accordance with the instructions provided on Schedule III hereto, or by such other method of payment and in accordance with such instructions as may be given in advance and in writing to the Escrow Agent, by notice in compliance with paragraph 13(a) of this Escrow Agreement.

         (e) PARTIES IN INTEREST. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns. Anything contained herein to the contrary notwithstanding, this Agreement shall not be assigned by any party hereto without the consent of the other parties hereto.

         (f) AMENDMENTS. This Agreement may be amended only by a written instrument duly executed by the parties hereto.


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         (g) HEADINGS. The section and paragraph headings contained in this
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         (h) ENTIRE AGREEMENT. This Agreement and, with respect to the Buyer, Seller and the Company only, the Asset Purchase Agreement and the Ancillary Agreements referenced therein, contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements or understandings, written or oral, among the parties identified above with respect thereto; PROVIDED, that anything contained herein to the contrary notwithstanding, the parties hereto agree that the Escrow Agent shall perform its obligations under this Agreement solely by reference to this Agreement.

         (i) FORCE MAJEURE. The Escrow Agent will not be responsible for delays or failures in performing its duties resulting from acts beyond its control such as, but not limited to, acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

         (j) REPRODUCTION OF AGREEMENT. This Agreement and all documents relating hereto, including, without limitation, (1) consents, waivers and modifications that may hereafter be executed, and (2) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. It is agreed that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not the reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.





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         IN WITNESS WHEREOF, the parties hereto have caused this Escrow
Agreement to be executed and delivered on the date first above written.


                                          ALLOY ONLINE, INC.

                                              /s/ Matthew C. Diamond
                                          By:____________________________
                                          Name: Matthew C. Diamond
                                          Title: Chief Executive Officer

                                          CELEBRITY SIGHTINGS, LLC

                                              /s/ Robert E. Landes
                                          By:____________________________
                                          Name: Robert E. Landes
                                          Title: Founder



Accepted and Agreed to
as of the Date First Above Written:

STATE STREET BANK AND TRUST COMPANY
AS ESCROW AGENT:

    /s/ Chi C. Ma
By:___________________________
   Name: Chi C. Ma
   Title: Vice President

                                   SCHEDULE I
                                   ----------

                              FEES OF ESCROW AGENT


ESCROW AGENT:
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FEES AND EXPENSES:

Acceptance Fee:              Waived

Administrative Fee:          $3,500.00 per year or part thereof

Out-of-Pocket Expenses:      At Cost

Legal Fees:                  At Cost